UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2007 (December 28, 2006)

PEOPLES ENERGY CORPORATION
THE PEOPLES GAS LIGHT AND COKE COMPANY
NORTH SHORE GAS COMPANY
(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
Illinois	2-26983	36-1613900
Illinois	2-35965	36-1558720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Drive, 24th Floor Chicago, Illinois	60601-6207
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Change in Fiscal Year

On December 28, 2006, the Board of Directors of Peoples Energy Corporation (the “Company”) approved a change in the Company’s fiscal year from September 30 to December 31. All of the Company’s wholly-owned subsidiaries, including The Peoples Gas Light and Coke Company (“Peoples Gas”) and North Shore Gas Company (“North Shore Gas”), will also change their fiscal years from September 30 to December 31.

The Company, Peoples Gas and North Shore Gas will file with the SEC a report on Form 10-Q for the transition period ended December 31, 2006 by February 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION THE PEOPLES GAS LIGHT AND COKE COMPANY NORTH SHORE GAS COMPANY
(Registrants)

Date: January 3, 2007	By: /s/ LINDA M. KALLAS
Linda M. Kallas
Vice President and Controller